SCHEDULE B
RULE 10f-3 REPORT FORM
Record of Securities Purchased
Under the Delaware Investments Family of Funds? Rule 10f-3 Procedures
 (Delaware Management Company)

1. Name of Fund: Delaware Small Cap Core Fund (NS)

2. Name of Issuer: Parsley Energy Inc.

3. Underwriter from whom purchased: Credit Suisse

4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie

5. Aggregate principal amount of purchase by all investment companies advised by the
   Adviser: $4,625,000 (250,000)

6. Aggregate principal amount of offering: $925,000,000 (50,000,000 shares)

7. Purchase price (net of fees and expenses): $18.50

8. Offering price at close of first day on which any sales were made: $22.20

9. Date of Purchase: May 23, 2014

10. Date offering commenced: May 23, 2014

11. Commission, spread or profit: 0.00% $0.6105 / share

12. Have the following conditions been satisfied?      Yes  No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)

             _X___    _____
             _____    _____
             _____    _____
            _____    _____
            _____    _____

b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

            _X___    _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

            _____    _____
c. The underwriting was a firm commitment underwriting?

            _X___    _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?

            _X____    _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?

            __X___    _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

            __X__    _____

            _____    _____

g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

            _X___    _____

            _____    _____
h. Information has or will be timely supplied to an appropriate officer of   the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Funds? Board of Directors?

            __X__    _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Directors of the Delaware Investments Family of Funds.

I have submitted these answers and completed this form based on all available information.

Name: /s/ Sharon Hill

Title: SVP, Senior Portfolio Manager

Date: July 16, 2014

SCHEDULE B
RULE 10f-3 REPORT FORM
Record of Securities Purchased
Under the Delaware Investments Family of Funds? Rule 10f-3 Procedures
 (Delaware Management Company)

1. Name of Fund: Delaware Small Cap Value Fund (DJ)

2. Name of Issuer: Parsley Energy Inc.

3. Underwriter from whom purchased: Credit Suisse

4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie

5. Aggregate principal amount of purchase by all investment companies advised by the
   Adviser: $4,625,000 (250,000)

6. Aggregate principal amount of offering: $925,000,000 (50,000,000 shares)

7. Purchase price (net of fees and expenses): $18.50

8. Offering price at close of first day on which any sales were made: $22.20

9. Date of Purchase: May 23, 2014

10. Date offering commenced: May 23, 2014

11. Commission, spread or profit: 0.00% $0.6105 / share

12. Have the following conditions been satisfied?      Yes  No

a. The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)

             _X___    _____
             _____    _____
             _____    _____
            _____    _____
            _____    _____

b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

            _X___    _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

            _____    _____
c. The underwriting was a firm commitment underwriting?

            _X___    _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?

            _X____    _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?

            __X___    _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

            __X__    _____

            _____    _____

G. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

            _X___    _____

            _____    _____
H. Information has or will be timely supplied to an appropriate officer of   the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Funds? Board of Directors?

            __X__    _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Directors of the Delaware Investments Family of Funds.

I have submitted these answers and completed this form based on all available information.

Name: /s/ Christopher Beck

Title: SVP, Senior Portfolio Manager

Date: July 16, 2014

SCHEDULE B
RULE 10f-3 REPORT FORM
Record of Securities Purchased
Under the Delaware Investments Family of Funds? Rule 10f-3 Procedures
 (Delaware Management Company)

1. Name of Fund: Delaware Small Cap Value Fund (DJ)

2. Name of Issuer: Ryserson Holding Corp.

3. Underwriter from whom purchased: Deutsche Bank Securities

4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie

5. Aggregate principal amount of purchase by all investment companies advised by the
   Adviser: $11,866,800 (1,078,800)

6. Aggregate principal amount of offering: $121,000 (11,000,000 shares)

7. Purchase price (net of fees and expenses): $11.00

8. Offering price at close of first day on which any sales were made: $11.00

9. Date of Purchase: August 8, 2014

10. Date offering commenced: August 7, 2014

11. Commission, spread or profit: ____% $0.396 / share

12. Have the following conditions been satisfied?      Yes  No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)

             _X___    _____
             _____    _____
             _____    _____
            _____    _____
            _____    _____

g. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

            _X___    _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

            _____    _____
h. The underwriting was a firm commitment underwriting?

            _X___    _____
i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?

            _X____    _____
j. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?

            __X___    _____
k. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(iii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

            __X__    _____

            _____    _____

g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

            _X___    _____

            _____    _____
b. Information has or will be timely supplied to an appropriate officer of   the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Funds? Board of Directors?

            __X__    _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Directors of the Delaware Investments Family of Funds.

I have submitted these answers and completed this form based on all available information.

Name: /s/ Christopher Beck

Title: SVP, Senior Portfolio Manager

Date: October 21, 2014